ACCOUNTING CHANGES	12 Months Ended
Dec. 31, 2012
ACCOUNTING CHANGES
ACCOUNTING CHANGES

3.  ACCOUNTING CHANGES

Changes in Accounting Policies for 2012

Fair Value Measurement
 Effective January 1, 2012, the Company adopted the Accounting Standards Update (ASU) on fair value measurements as issued by the Financial Accounting Standards Board (FASB). Adoption of this ASU has resulted in an increase in the qualitative and quantitative disclosures regarding Level III measurements which have been included in Note 21.

Intangibles – Goodwill
 Effective January 1, 2012, the Company adopted the ASU on testing goodwill for impairment as issued by the FASB. Adoption of this ASU has resulted in a change in the accounting policy related to testing goodwill for impairment, as the Company is now permitted to first assess qualitative factors affecting the fair value of a reporting unit in comparison to the carrying amount as a basis for determining whether it is required to proceed to the two-step quantitative impairment test. The adoption of this standard had no impact on reported values of goodwill.

Future Accounting Changes

Balance Sheet Offsetting/Netting
 In December 2011, the FASB issued amended guidance to enhance disclosures that will enable users of the financial statements to evaluate the effect, or potential effect, of netting arrangements on an entity's financial position. The amendments result in enhanced disclosures by requiring additional information regarding financial instruments and derivative instruments that are offset in accordance with current U.S. GAAP. This guidance is effective for annual periods beginning on or after January 1, 2013. Adoption of these amendments is expected to result in an increase in disclosure regarding financial instruments which are subject to offsetting as described in this amendment.